UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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GeoMet, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GeoMet, Inc.

909 Fannin Street, Suite 1850

Houston, Texas 77010

, 2014

Dear Fellow Stockholder:

A Special Meeting of the stockholders of GeoMet, Inc., a Delaware Corporation (“GeoMet”), will be held on              , 2014 at                                                , local time, in                           , located at                                    .

At the Special Meeting, you will be asked to consider and vote upon the following proposals:

1.              Approval of an amendment to our Amended and Restated Certificate of Incorporation to remove the prohibition restricting stockholders from acting by written consent (the “Charter Amendment”);

2.              The adoption of resolutions that have been adopted by our board of directors to ratify the Certificate of Amendment to the Certificate of Designations of Series A Convertible Redeemable Preferred Stock of the Company that was filed with the Secretary of State of the State of Delaware on December 21, 2010 (the “COD Ratification Resolutions” and together with the Charter Amendment, the “Proposals”); and

3.              To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Our board recommends that you vote:

•                  “FOR” the approval of the Charter Amendment, and

•                  “FOR” the adoption of the COD Ratification Resolutions.

The enclosed Notice of Special Meeting and the enclosed Proxy Statement explain the reasons for and general effect of each of the Proposals and provide specific information concerning the Special Meeting. Please read these materials (including the annexes) carefully.

Your vote is very important, regardless of the number of shares you own. Under Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), the Company’s Certificate of Incorporation, and the Company’s Certificate of Designations, the Charter Amendment must be approved by the holders of (i) at least fifty percent (50%) (as provided in the Company’s Certificate of Designations) of the outstanding shares of GeoMet’s Series A Convertible Redeemable Preferred Stock (the “Preferred Stock”) voting as a separate class and (ii) a majority of the outstanding shares of GeoMet’s common stock (the “Common Stock”) including the outstanding shares of Preferred Stock on an as-converted basis voting together with the holders of Common Stock as a single class.  Under Sections 204 and 242 of the DGCL, the Company’s Certificate of Incorporation, and the Company’s Certificate of Designations, the COD Ratification Resolutions must be approved by the holders of (i) a majority (as provided in Section 242 of the DGCL) of the outstanding shares of the Preferred Stock voting as a separate class and (ii) a majority of the outstanding shares of the Common Stock including the outstanding shares of Preferred Stock on an as-converted basis voting together with the holders of Common Stock as a single class.

If you do not return your proxy card, submit a proxy via the Internet or by telephone, or attend the Special Meeting and vote in person, it will have the same effect as if you voted “AGAINST” each of the Proposals. Abstentions and broker non-votes, if any, will also have the effect of a vote “AGAINST” each of the Proposals. Only stockholders who owned shares of GeoMet’s Common Stock or Preferred Stock at the close of business on             , 2014, the record date for the Special Meeting, will be entitled to vote at the Special Meeting. To vote your shares, you may return your proxy card, submit a proxy via the Internet or by telephone, or attend the Special Meeting and vote in person. Even if you plan to attend the Special Meeting, we urge you to promptly submit a proxy for your shares via the Internet or by telephone or by completing, signing, dating, and returning the enclosed proxy card.

If your shares are registered directly in your name with our transfer agent, American Stock Transfer, you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and this Proxy Statement is being forwarded to you by your broker or nominee. Your broker or nominee, or its nominee, as applicable, is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Special

Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a proxy to vote such shares from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for your use.

On behalf of our board, thank you for your continued support.

Very truly yours,

William C. Rankin
Chief Executive Officer

GeoMet, Inc.

909 Fannin Street, Suite 1850

Houston, Texas 77010

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD

To the Stockholders of GeoMet, Inc. and to the Stockholders of GeoMet, Inc. as of December 21, 2010:

A Special Meeting of Stockholders of GeoMet, Inc., a Delaware corporation (“GeoMet”), will be held on                                   , 2014 at                                                , local time,                                        , located at                                    , to consider and act upon the following matters:

1.              Approval of an amendment to our Amended and Restated Certificate of Incorporation to remove the prohibition restricting stockholders from acting by written consent (the “Charter Amendment”);

2.              The adoption of resolutions that have been adopted by our board of directors to ratify the Certificate of Amendment to the Certificate of Designations of Series A Convertible Redeemable Preferred Stock of the Company that was filed with the Secretary of State of the State of Delaware on December 21, 2010 (the “COD Ratification Resolutions”); and

3.              To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Stockholders entitled to notice of and to vote at the Special Meeting shall be determined as of                                         , 2014, the record date fixed by our board for such purpose (the “Record Date”). Under Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), the Company’s Certificate of Incorporation, and the Company’s Certificate of Designations, the Charter Amendment must be approved by the holders of (i) at least fifty percent (50%) (as provided in the Company’s Certificate of Designations) of the outstanding shares of GeoMet’s Series A Convertible Redeemable Preferred Stock (the “Preferred Stock”) voting as a separate class and (ii) a majority of the outstanding shares of GeoMet’s common stock (the “Common Stock”) including the outstanding shares of Preferred Stock on an as-converted basis voting together with the holders of Common Stock as a single class.  Under Sections 204 and 242 of the DGCL, the Company’s Certificate of Incorporation, and the Company’s Certificate of Designations, the COD Ratification Resolutions must be approved by the holders of (i) a majority (as provided in Section 242 of the DGCL) of the outstanding shares of the Preferred Stock voting as a separate class and (ii) a majority of the outstanding shares of the Common Stock including the outstanding shares of Preferred Stock on an as-converted basis voting together with the holders of Common Stock as a single class.

Under Section 204 of the DGCL, stockholders of record as of December 21, 2010, other than holders whose identities or addresses cannot be determined from the records of GeoMet, are entitled to notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting. This notice and the attached Proxy Statement constitutes notice to the stockholders of the Company as of December 21, 2010, other than holders whose identities or addresses cannot be determined from the records of GeoMet, for the purpose of Section 204 of the DGCL. Any claim that the possible defective corporate act ratified pursuant to the COD Ratification Resolutions is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in the COD Ratification Resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time.

Please read the enclosed Proxy Statement carefully.  If you are a stockholder of record as of the Record Date, whether or not you plan to attend the Special Meeting, please complete, date, sign, and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or submit your proxy by telephone or the Internet. If you have Internet access, we encourage you to submit your proxy via the Internet. If you attend the Special Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

By Order of the Board of Directors,

Tony Oviedo
Chief Financial Officer
, 2014

GeoMet, Inc.

909 Fannin Street, Suite 1850

Houston, Texas 77010

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

              , 2014

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the board of directors of GeoMet, Inc. (hereinafter “we,” “us,” “our,” the “Company” or “GeoMet”) for use at a Special Meeting of Stockholders to be held on                             , 2014 (the “Special Meeting”) at               , local time, in    , located at                                    , and any postponements or adjournments thereof. This Proxy Statement was first made available to stockholders on or about     , 2014.

At the Special Meeting, our stockholders will consider and act upon the following matters:

1.              Approval of an amendment to our Amended and Restated Certificate of Incorporation to remove the prohibition restricting stockholders from acting by written consent (the “Charter Amendment”);

2.              The adoption of resolutions that have been adopted by our board of directors to ratify the Certificate of Amendment to the Certificate of Designations of Series A Convertible Redeemable Preferred Stock of the Company that was filed with the Secretary of State of the State of Delaware on December 21, 2010 (the “COD Ratification Resolutions” and together with the Charter Amendment, the “Proposals”); and

3.              To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Only stockholders of record as of                              , 2014 (the “Record Date”) will be entitled to vote at the Special Meeting and any postponements or adjournments thereof. As of that date,                            shares of our Common Stock, $0.001 par value (the “Common Stock”), and                           shares of our Series A Convertible Redeemable Preferred Stock, $0.001 par value (the “Preferred Stock”) were outstanding and eligible to be voted. Under Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), the Company’s Certificate of Incorporation, and the Company’s Certificate of Designations, the Charter Amendment must be approved by the holders of (i) at least fifty percent (50%) (as provided in the Company’s Certificate of Designations) of the outstanding shares of Preferred Stock entitled to vote at the Special Meeting voting as a separate class and (ii) a majority of the outstanding shares of Common Stock including the outstanding shares of Preferred Stock on an as-converted basis voting together with the holders of Common Stock as a single class entitled to vote at the Special Meeting. Under Sections 204 and 242 of the DGCL, the Company’s Certificate of Incorporation, and the Company’s Certificate of Designations, the COD Ratification Resolutions must be approved by the holders of (i) a majority (as provided in Section 242 of the DGCL) of the outstanding shares of Preferred Stock voting as a separate class and (ii) a majority of the outstanding shares of Common Stock including the outstanding shares of Preferred Stock on an as-converted basis voting together with the holders of Common Stock as a single class.

Each holder of Common Stock as of the Record Date is entitled to one vote per share and each holder of Preferred Stock as of the Record Date is entitled to one vote per share of Common Stock into which the holder’s Preferred Stock is convertible on all matters submitted to a vote of the holders of Common Stock at the Special Meeting.  On an as-converted basis, the outstanding shares of Preferred Stock currently represent approximately 54.8% of the combined voting power of Common Stock and Preferred Stock, and therefore would have the ability to control any vote requiring the approval of our stockholders.

Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the Special Meeting and vote in person. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of a written revocation or a later executed proxy to the Corporate Secretary of GeoMet or by attending the Special Meeting and voting in person.

The costs of preparing, assembling, and mailing this Proxy Statement and the other materials enclosed and all clerical and other expenses of solicitation will be paid by GeoMet. In addition to the solicitation of proxies by mail, directors, officers and employees of GeoMet, without receiving additional compensation, may solicit proxies by personal interview, mail, e-mail, telephone, facsimile, or other means of communication. GeoMet also will request brokerage houses and other custodians, nominees, and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock and Preferred Stock held of record by such custodians and will reimburse such custodians for their expenses in forwarding soliciting materials.

Neither the United States Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of the Proposals, passed upon the merits or fairness of the matters contemplated thereby, or passed upon the adequacy or accuracy of the disclosure in this Proxy Statement. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS

The following are some questions that you, as a stockholder of the Company, may have regarding the Special Meeting and the Proposals and brief answers to such questions. We urge you to carefully read this entire Proxy Statement, the annexes to this Proxy Statement, and the documents referred to in this Proxy Statement because the information in this section does not provide all the information that may be important to you as a stockholder of the Company with respect to the Proposals. See “Where You Can Find More Information” beginning on page 15.

THE SPECIAL MEETING

Q.           When and where will the Special Meeting take place?

A.            The Special Meeting will be held on                          , 2014 at                                                , local time, in                     , located at                                    .

Q.           What is the purpose of the Special Meeting?

A.            At the Special Meeting, you will be asked to vote upon; (1) the approval of the Charter Amendment, (2) the adoption of the COD Ratification Resolutions, and (3) such other matters as may properly come before the Special Meeting and any postponements or adjournments of the Special Meeting.

Q.           What is the Record Date for the Special Meeting?

A.            Holders of Common Stock and Preferred Stock as of the close of business on                                                                                        , 2014, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments of the Special Meeting.

Q.           Why is the Notice of Special Meeting and this Proxy Statement also being given to holders of GeoMet’s stock of record as of December 21, 2010?

A.            Pursuant to Section 204 of the DGCL, stockholders of record as of December 21, 2010, other than holders whose identities or addresses cannot be determined from the records of GeoMet, are entitled to notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting. December 21, 2010 is the date of the act sought to be ratified pursuant to the proposal to adopt the COD Ratification Resolutions.

Q.           What is the quorum required for the Special Meeting?

A.           The presence in person or representation by proxy of holders of (i) at least a majority of the votes represented by the issued and outstanding shares of Common Stock and Preferred Stock (on an as-converted basis) treated as a single class and (ii) a majority of the issued and outstanding shares of Preferred Stock is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Q.           What vote is required to approve the Proposals to be voted upon at the Special Meeting?

A.            Under the DGCL, the Company’s Certificate of Incorporation, and the Company’s Certificate of Designations, the Charter Amendment must be approved by the holders of (i) at least fifty percent (50%) (as provided in the Company’s Certificate of Designations) of the outstanding shares of Preferred Stock voting as a separate class and (ii) a majority of the outstanding shares of the Common Stock including the outstanding shares of Preferred Stock on an as-converted basis voting together with the holders of Common Stock as a single class. Under the DGCL, the Company’s Certificate of Incorporation, and the Company’s Certificate of Designations, the COD Ratification Resolutions must be approved by the holders of (i) a majority (as provided in Section 242 of the DGCL) of the outstanding shares of the Preferred Stock voting as a separate class and (ii) a majority of the outstanding shares of the Common Stock including the outstanding shares of Preferred Stock on an as-converted basis voting together with the holders of Common Stock as a single class. On an as-converted basis, the outstanding shares of Preferred Stock currently represent approximately 54.8% of the combined voting power of Common Stock and Preferred Stock, and therefore would have the ability to control any vote requiring the approval of our stockholders.

Q.           What are the effects of not voting or abstaining? What are the effects of broker non-votes?

A.            If you do not vote by virtue of not being present in person or by proxy at the Special Meeting, it will have the effect of a vote “AGAINST” the Proposals. If you are present at the Special Meeting in person or by proxy but abstain from voting, it will have the effect of a vote “AGAINST” the Proposals. Broker non-votes, if any, will have the effect of a vote “AGAINST” the Proposals.

Q.           What does it mean if I received more than one proxy card?

A.            If your shares are registered differently or in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted.

Q.           Why is the Company’s Certificate of Incorporation being amended?

A.            Our Certificate of Incorporation is being amended to delete Article IX and thereby remove the prohibition on stockholder action by written consent, which would allow stockholders to take action by written consent by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the relevant action at a meeting at which all shares entitled to vote thereon were present and voted.  Our board believes this will enable us to act more quickly and enhance our ability to pursue potential strategic transactions as an alternative to engaging in a dissolution and distribution of our remaining assets in accordance with applicable law.

Q.           Why is the adoption of the COD Ratification Resolutions being performed under Section 204 of the DGCL, and what is the effect of that?

A.            Our board desires to be able to pursue potential strategic transactions as an alternative to engaging in a dissolution and distribution of our remaining assets in accordance with applicable law.  Recently, a potential counterparty to a strategic transaction advised us of its concern that our December 2010 amendment to our Certificate of Designations (the “COD Amendment”) may not have been duly authorized by our stockholders.  Our board determined that it would be appropriate to ratify the COD Amendment pursuant to Section 204 of the DGCL in order to avoid any uncertainty related to the effectiveness of the COD Amendment.

Section 204 of the DGCL, which is a relatively new statutory provision that became effective on April 1, 2014, provides that defects in stock issuances and other corporate acts render such stock and acts voidable and not void.  DGCL Section 204 allows the board of directors of a company, by following specified procedures, to validate a defective corporate act retroactive to the date the defective corporate act was originally taken.

Prior to the COD Amendment, we had determined that the terms of our Preferred Stock under our Certificate of Designations established an embedded derivative required to be recorded as a derivative liability on our consolidated balance sheet. Subsequent changes in the fair value of the derivative liability were recorded as a component of other income and expense in our consolidated statements of operations.  We believed that the valuation, accounting, and disclosure obligations associated with the embedded derivative were burdensome and that such accounting treatment did not clearly represent the overall financial condition and results of operations of the Company.  Determining the periodic change in the fair value of the derivative liability required a costly valuation each quarter and produced significant volatility in our consolidated balance sheet and consolidated statement of operations. In addition, the valuation required Level 3 inputs and assumptions, under ASC 820-10-55, for reporting purposes, and was considered a critical accounting area which includes a high degree of judgment and uncertainty.

The COD Amendment changed the anti-dilution provisions that applied to our Preferred Stock from full ratchet to weighted average, which eliminated the derivative liability and changed how the Preferred Stock was accounted for in our financial statements.  In addition, the COD Amendment was beneficial to the holders of our Common Stock because they would experience less dilution if we issued additional shares at prices that triggered the anti-dilution provisions of the Preferred Stock.

Because we have not issued securities at prices that would have required an adjustment under the anti-dilution provisions of the original Certificate of Designations, the ratification or failure to ratify the COD Amendment would have no effect on the number of shares, or validity of shares, of Common Stock issued or issuable upon conversion of shares of the Preferred Stock, and would have no effect on the voting power exercised by the Preferred Stock.

Since the issuance of the Preferred Stock on September 14, 2010, we have not issued any Common Stock at a price lower than the conversion price provided for in the Certificate of Designations.  Accordingly, no adjustments have been made under the anti-dilution provisions provided in the Certificate of Designations.

After the recent concerns raised by the potential counterparty to a strategic transaction with regards to the stockholder approval obtained at the time of the COD Amendment, our board investigated the issue further and consulted with outside counsel, and determined that it would be appropriate to ratify the COD Amendment pursuant to DGCL Section 204 retroactive to the date of such amendment in order to avoid any uncertainty related to the effectiveness of the COD Amendment.

Q.           What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.            Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. If your shares are registered directly in your name with our transfer agent, American Stock Transfer, you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and this Proxy Statement is being forwarded to you by your broker or nominee. Your broker or nominee, or its nominee, as applicable, is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a proxy to vote such shares from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for your use.

Q.           How can I vote my shares without attending the Special Meeting?

A.            Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this via the Internet or by telephone.

Q.           Who can help answer my other questions?

A.            If you have more questions about the Charter Amendment or the COD Ratification Resolutions, or how to submit your proxy, or if you need additional copies of this Proxy Statement or the enclosed proxy card or voting instructions, please contact GeoMet, Inc., Attn: Tony Oviedo, Chief Financial Officer, 909 Fannin Street, Suite 1850, Houston, Texas 77010, telephone number (713) 287-2262.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements that have been made pursuant to provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our expectations or beliefs concerning future events.  Without limiting the foregoing, the words “believes,” “intends,” “projects,” “plans,” “expects,” “anticipates,” and similar expressions are intended to identify forward-looking statements. Actual events or results may differ materially from these projections. Please carefully consider these factors, as well as other information contained herein and in our periodic reports and documents filed with the SEC. The forward-looking statements included in this Proxy Statement are made only as of the date of this Proxy Statement. We do not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

THE SPECIAL MEETING

Time, Date, and Place

The Special Meeting will be held on                   , 2014 at                                                , local time, in                     , located at                                    .

Proposals

At the Special Meeting, holders of shares of Common Stock and Preferred Stock as of the Record Date will consider and vote upon:

•                  the approval of the Charter Amendment;

•                  the adoption of the COD Ratification Resolutions; and

•                  such other matters as may properly come before the Special Meeting and any postponements or adjournments thereof.

A description of each of the Charter Amendment and the COD Ratification Resolutions is included in this Proxy Statement. A copy of the proposed Charter Amendment is attached as Annex A to this Proxy Statement.  A copy of the proposed COD Ratification Resolutions is attached as Annex B to this Proxy Statement.

Required Vote

Proposal: The Charter Amendment

Under Section 242 of the DGCL, the Company’s Certificate of Incorporation, and the Company’s Certificate of Designations, the Charter Amendment must be approved by the holders of (i) at least fifty percent (50%) (as provided in the Company’s Certificate of Designations) of the outstanding shares of the Preferred Stock voting as a separate class and (ii) a majority of the outstanding shares of Common Stock including the outstanding shares of Preferred Stock voting on an as-converted basis as a single class. On an as-converted basis, the outstanding shares of Preferred Stock currently represent approximately 54.8% of the combined voting power of Common Stock and Preferred Stock, and therefore would have the ability to control any vote requiring the approval of our stockholders. You may vote “FOR,” “AGAINST,” or “ABSTAIN.”  Failures to vote, broker non-votes, and abstentions, if any, will have the same effect as a vote “AGAINST” the approval of the Charter Amendment.

Proposal: The COD Ratification Resolutions

Under Sections 204 and 242 of the DGCL, the Company’s Certificate of Incorporation, and the Company’s Certificate of Designations, the COD Ratification Resolutions must be approved by the holders of (i) a majority (as provided in Section 242 of the DGCL) of the outstanding shares of Preferred Stock voting as a separate class and (ii) a majority of the outstanding shares of Common Stock including the outstanding shares of Preferred Stock on an as-converted basis voting together with the holders of Common Stock as a single class.  On an as-converted basis, the outstanding shares of Preferred Stock currently represent approximately 54.8% of the combined voting power of Common Stock and Preferred Stock, and therefore would have the ability to control any vote requiring the approval of our stockholders. You may vote “FOR,” “AGAINST,” or “ABSTAIN.”  Failures to vote, broker non-votes, and abstentions, if any, will have the same effect as a vote “AGAINST” the COD Ratification Resolutions.

Record Date

Holders of Preferred Stock and Common Stock as of the close of business on                                 , 2014, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments of the Special Meeting. In addition, stockholders of record as of December 21, 2010, other than holders whose identities or addresses cannot be determined from the records of GeoMet, are entitled to notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting. On the Record Date, there were        shares of Common Stock and                              shares of Preferred Stock outstanding (a total of                                                shares of Common Stock, including Preferred Stock on an as-converted basis) and entitled to vote at the Special Meeting and any postponements or adjournments of the Special Meeting. No other shares of capital stock were outstanding on the Record Date.

Ownership of Certain Stockholders and Directors and Officers

As of the Record Date, our directors and executive officers beneficially held, in the aggregate, approximately of the outstanding Common Stock and of the outstanding Preferred Stock entitled to vote at the Special Meeting.

Additionally, Sherwood Energy, LLC (“Sherwood”) owns approximately 58.6% of the Preferred Stock and Yorktown Energy Partners IV, L.P. (“Yorktown”) owns approximately 30.7% of the Common Stock. Together with the directors and officers, Sherwood, and Yorktown own approximately 49.2% of the issued and outstanding shares of Common Stock and Preferred Stock (on an as-converted basis) treated as a single class. If the directors and officers, Sherwood, and Yorktown vote to approve the Proposals, then (i) the requisite vote of the Preferred Stock would be met and (ii) we would need approximately 0.8% more of the issued and outstanding shares of Common Stock and Preferred stock (on an as-converted basis) treated as a single class to vote to approve the Proposals.

Quorum and Voting

The presence in person or representation by proxy of the holders of (i) at least a majority of the votes represented by the issued and outstanding shares of Common Stock and Preferred Stock (on an as-converted basis) treated as a single class and (ii) a majority of the issued and outstanding shares of Preferred Stock, entitled to vote at the Special Meeting, is necessary to constitute a quorum. Under the DGCL, the Company’s Certificate of Incorporation, and the Company’s Certificate of Designations, the Charter

Amendment must be approved by the holders of (i) at least fifty percent (50%) (as provided in the Company’s Certificate of Designations) of the outstanding shares of Preferred Stock voting as a separate class and (ii) a majority of the outstanding shares of the Common Stock including the outstanding shares of Preferred Stock on an as-converted basis voting together with the holders of Common Stock as a single class. Under the DGCL, the Company’s Certificate of Incorporation, and the Company’s Certificate of Designations, the COD Ratification Resolutions must be approved by the holders of (i) a majority (as provided in Section 242 of the DGCL) of the outstanding shares of the Preferred Stock voting as a separate class and (ii) a majority of the outstanding shares of the Common Stock including the outstanding shares of Preferred Stock on an as-converted basis voting together with the holders of Common Stock as a single class.  Each holder of Common Stock is entitled to one vote per share and each holder of Preferred Stock is entitled one vote per share of Common Stock into which the holder’s Preferred Stock is convertible on all matters submitted to a vote of the holders of Common Stock at the meeting. Shares of Preferred Stock are convertible at the rate of 7.692307692 shares of Common Stock per share of Preferred Stock, eliminating fractional shares. Consequently, for example, 100 shares of Preferred Stock would represent aggregate voting power of 769 shares of Common Stock after eliminating the remaining fractional share. On an as-converted basis, the outstanding shares of Preferred Stock currently represent approximately 54.8% of the combined voting power of Common Stock and Preferred Stock, and therefore would have the ability to control any vote requiring the approval of our stockholders.

If your shares are registered directly in your name with our transfer agent, American Stock Transfer, you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and this Proxy Statement is being forwarded to you by your broker or nominee. Your broker or nominee, or its nominee, as applicable, is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a proxy to vote such shares from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for your use.

Proxies; Revocation of Proxies

If you are unable to attend the Special Meeting, we urge you to submit your proxy by completing and returning the enclosed proxy card or submit your proxy via the Internet or by telephone. If your shares of Common Stock or Preferred Stock are held in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your broker, bank, or other nominee that you must follow in order to have your shares voted. If you elect to vote in person at the Special Meeting and your shares are held by a broker, bank, or other nominee, you must bring to the Special Meeting a legal proxy from the broker, bank, or other nominee authorizing you to vote your shares of Common Stock or Preferred Stock.

Unless contrary instructions are indicated on the proxy card, all shares of Common Stock and Preferred Stock represented by valid proxies will be voted “FOR” each of the Proposals and will be voted at the discretion of the persons named as proxies in respect of such other business as may properly be brought before the Special Meeting. As of the date of this Proxy Statement, our board knows of no other business that will be presented for consideration at the Special Meeting other than the approval of the Charter Amendment and the adoption of the COD Ratification Resolutions.

You may revoke your proxy and change your vote at any time before the polls close at the Special Meeting by:

•                  giving written, dated notice to the Corporate Secretary of GeoMet stating that you would like to revoke your proxy;

•                  signing and returning to us in a timely manner another proxy card with a later date; or

•                  attending the Special Meeting in person and voting.

Simply attending the Special Meeting will not constitute a revocation of your proxy.

Adjournments

The Special Meeting may be adjourned by holders of a majority of the outstanding shares of GeoMet’s Common Stock and outstanding shares of Preferred Stock (voting on an as-converted basis) treated as a single class, entitled to vote at the Special Meeting for any purpose, including for the purpose of obtaining a quorum or soliciting additional proxies if there are insufficient votes to authorize the Proposals, and adjourning the Special Meeting for the sole purpose of soliciting additional votes as to one Proposal while closing the polls and registering the approval of the other Proposal. Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the Special Meeting of the time, date, and place of the adjourned meeting. Any adjournment will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.

Broker Non-Votes

Broker non-votes occur when a broker holding stock in “street name” does not vote the shares on some or all matters. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. Uncast votes on non-routine matters are referred to as “broker non-votes.” Because each of the Proposals is a non-routine matter, shares of Common Stock as to which brokers have not received any voting instructions will not be deemed present for any purpose at the Special Meeting.

The inspector of elections will treat broker non-votes as shares that are not present and entitled to vote for the purpose of determining the presence of a quorum. Broker non-votes will have the same effect as a vote “AGAINST” each of the Proposals.

Solicitation of Proxies

This proxy solicitation is being made and paid for by GeoMet on behalf of its board.  In addition, we have engaged Morrow & Co., LLC, 470 West Avenue, Stamford, Connecticut 06902, to assist in the solicitation. We will pay Morrow & Co., LLC up to $6,000 plus reasonable out-of-pocket expenses for its assistance.  Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid any additional compensation for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation materials to the beneficial owners of shares of Common Stock and to the beneficial owners of Preferred Stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses.  In addition, we will indemnify Morrow & Co., LLC against any losses arising out of that firm’s proxy soliciting services on our behalf.

Questions and Additional Information

If you have more questions about the Proposals or how to submit your proxy, or if you need additional copies of this Proxy Statement or the enclosed proxy card or voting instructions, please contact GeoMet, Inc., Attn: Tony Oviedo, Chief Financial Officer, 909 Fannin Street, Suite 1850, Houston, Texas 77010, telephone number (713) 287-2262.

ITEM 1:  THE CHARTER AMENDMENT

Adoption of the Charter Amendment

On August 6, 2014, our board adopted, subject to the approval of the stockholders, an amendment of the Company’s Certificate of Incorporation to delete Article IX and thereby remove the prohibition on stockholder action by written consent.  Pursuant to Section 242 of the DGCL, our board has declared the amendment to be advisable.  The text of the proposed Charter Amendment is set forth in Annex A to this Proxy Statement.

Required Approval

Under Section 242 of the DGCL, the Company’s Certificate of Incorporation, and the Company’s Certificate of Designations, the Charter Amendment must be approved by the holders of (i) at least fifty percent (50%) (as provided in the Company’s Certificate of Designations) of the outstanding shares of GeoMet’s Preferred Stock voting as a separate class and (ii) a majority of the outstanding shares of GeoMet’s Common Stock including the outstanding shares of Preferred Stock on an as-converted basis voting together with the holders of Common Stock as a single class.  On the Record Date, there were                         shares of Common Stock and                              shares of Preferred Stock outstanding (a total of                                     shares of Common Stock, including Preferred Stock on an as-converted basis) and entitled to vote at the Special Meeting and any postponements or adjournments of the Special Meeting. No other shares of capital stock were outstanding on the Record Date.

If the amendment is approved by stockholders, it will become effective when it is filed with the Delaware Secretary of State, which the Company intends to do promptly after the Special Meeting.

Reasons for the Charter Amendment

Our board has determined that it is in the best interests of the Company and our stockholders that stockholders be able to take action by written consent, and the Charter Amendment is necessary to allow our stockholders to act by written consent.  It will enable the Company to avoid the unnecessary cost and expense associated with calling a meeting of all of our stockholders in order to approve actions that could otherwise have been approved by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

Effect of the Charter Amendment

The deletion of Article IX from the Company’s Certificate of Incorporation would remove the prohibition on stockholder action by written consent, which would allow stockholders to take action by written consent by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the relevant action at a meeting at which all shares entitled to vote thereon were present and voted.

RECOMMENDATION

OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT DELETING ARTICLE IX OF THE CERTIFICATE OF INCORPORATION.

ITEM 2:  THE COD RATIFICATION RESOLUTIONS

Our board desires to be able to pursue potential strategic transactions as an alternative to engaging in a dissolution and distribution of our remaining assets in accordance with applicable law.  Recently, a potential counterparty to a strategic transaction advised us of its concern that our COD Amendment may not have been duly authorized by our stockholders.  Our board determined that it would be appropriate to ratify the COD Amendment retroactive to the date of such amendment pursuant to Section 204 of the DGCL in order to avoid any uncertainty related to the effectiveness of the COD Amendment.

Background

September 2010 Rights Offering and Issuance of Series A Preferred Stock

On September 14, 2010, the Company issued 4,000,000 shares of Preferred Stock pursuant to a rights offering.  The terms and conditions of the rights offering and the issuance of the Preferred Stock were set forth in detail in the Company’s proxy statement with respect to the special meeting of stockholders of the Company that was held on July 20, 2010.  Such proxy statement was filed with the SEC on June 26, 2010 and is also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

The designation, rights, powers, and preferences of the Preferred Stock were set forth in a certificate of designations (the “Certificate of Designations”) duly authorized and approved by our board and by our stockholders at a special meeting of stockholders and filed with the Delaware Secretary of State on September 10, 2010.  Among other things, the Certificate of Designations provides that the shares of Preferred Stock are convertible into shares of Common Stock upon certain circumstances.

Preferred Stock Conversion Rights Subject to a Full Ratchet Anti-Dilution Provision

Under the Certificate of Designations in effect prior to the COD Amendment, the price at which shares of Preferred Stock were convertible into shares of Common Stock was subject to certain anti-dilution adjustments in the event that the Company issued securities for a consideration per share less than the conversion price. In that event, the conversion price of the Preferred Stock would be reduced to a price per share equal to the per share consideration received by the Company for the newly issued securities. This type of anti-dilution provision is commonly referred to as “full ratchet” or “down round” anti-dilution (hereinafter, the “Full Ratchet Anti-Dilution Provision”).

Preferred Stock Conversion Rights Treated as an Embedded Derivative because of the Full Ratchet Anti-Dilution Provision

The Company determined that, because of the Full Ratchet Anti-Dilution Provision, the conversion feature of the Preferred Stock constituted an embedded derivative that must be separated from the Preferred Stock on the consolidated balance sheet and recorded at fair value as a derivative liability, and that subsequent changes in the fair value of this derivative liability would then be recorded as unrealized gains and losses as a component of other income and expense in the Company’s consolidated statements of operations.

In connection with the preparation of the Company’s consolidated statement of operations for the third quarter of 2010, the fair value of the derivative liability attributable to the Preferred Stock conversion feature was determined using an American binomial lattice model. This model utilized assumptions including 80% volatility, a 17% discount factor, and an expected term of 6.4 years determined using a Monte Carlo simulation model, and resulted in a fair value of approximately $18.4 million on September 14, 2010, the date of issuance of the Preferred Stock. The remaining $19.4 million in net proceeds received by the Company in connection with the sale of the Preferred Stock were allocated to Preferred Stock in the Company’s consolidated balance sheet at September 14, 2010. For the three and nine months ended September 30, 2010, the Company recorded an approximate $1.6 million unrealized gain as a result of the change in the fair value of the derivative liability.

Without a change to the Certificate of Designations, the Company would have been required to continue to account for the Embedded Derivative related to the Preferred Stock

For so long as the Preferred Stock terms contained the Full Ratchet Anti-Dilution Provision, the Company would have been required to account for the embedded derivative and mark to market at the end of each reporting period the fair value of the derivative liability. Consequently, the Company would have been required to revalue this derivative liability at the end of each reporting period by using commonly accepted valuation methodologies considering available market information and other information and assumptions. The periodic change in fair value of a derivative liability would have been recorded as either an unrealized gain (if the fair value of the embedded derivative decreases) or as an unrealized loss (if the fair value of the embedded derivative increases).

The December 2010 COD Amendment Changed the Full Ratchet Anti-Dilution Provision to a Weighted Average Anti-Dilution Provision to Eliminate the Derivative Liability Accounting Treatment

Our board determined in November 2010 that the valuation, accounting, and disclosure obligations associated with the embedded derivative was burdensome and that such accounting treatment would not clearly represent the overall financial condition and results of operations of the Company.  Our board also concluded that determining the periodic change in the fair value of the derivative liability would require a costly valuation each quarter and could produce significant volatility in the Company’s consolidated balance sheet and consolidated statement of operations. In addition, the valuation required Level 3 inputs and assumptions, under Accounting Standards Codification 820-10-55, for reporting purposes, and is considered a critical accounting area which includes a high degree of judgment and uncertainty.

In light of these factors our board concluded that it was in the best interests of the Company and our stockholders to amend the anti-dilution provision in the Certificate of Designations so that the conversion feature of the Preferred Stock would no longer require treatment as an embedded derivative by changing the Full Ratchet Anti-Dilution Provision to a weighted average anti-dilution provision.  In addition, the COD Amendment was beneficial to the holders of our Common Stock because they would experience less dilution if we issued additional shares at prices that triggered the anti-dilution provisions of the Preferred Stock.

Specifically, our board determined to revise the anti-dilution provision in Section 5(e)(ii) of the Certificate of Designations to provide that the conversion price of the Preferred Stock would be reduced to a price determined by multiplying such conversion price by a fraction (a) the numerator of which will be the sum of (i) the number of shares of Common Stock outstanding, on a fully diluted basis, before the additional issuance plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the additional issuance would purchase at the conversion price then in effect, and (b) the denominator of which will be the sum of (x) the number of shares of Common Stock outstanding before the additional issuance plus (y) the number of such additional shares of Common Stock that were actually issued.  This type of anti-dilution provision is commonly referred to as “weighted average” anti-dilution (the “Weighted Average Anti-Dilution Provision”).

Our board also determined to amend the Certificate of Designations to prohibit the Company from issuing any additional shares of Common Stock (or securities convertible into Common Stock) for a consideration per share (with regard to securities convertible into Common Stock, on an as-converted basis) less than the then-current conversion price of the Preferred Stock without the prior vote or written consent of holders of a majority of the outstanding shares of Preferred Stock, for so long as at least 750,000 shares of Preferred Stock remained outstanding.  Sherwood Energy, LLC, a Delaware limited liability company (the “Consenting Stockholder”), that owned at the time 2,351,801 shares of the outstanding shares of Preferred Stock (constituting approximately (58.8%) of the outstanding Preferred Stock at that time), sought this additional consent right in exchange for its approval of the COD Amendment.  After due consideration, our board concluded that such additional consent right was appropriate and, in light of the relevant facts and circumstances, in the best interests of the Company and its stockholders.

At a regular meeting held on November 9, 2010, our board approved the COD Amendment and on the following day the Consenting Stockholder executed a written consent approving the COD Amendment.  A copy of the COD Amendment is attached to the COD Ratification Resolutions, which is attached as Annex B to this Proxy Statement.  The COD Amendment was subsequently executed and acknowledged by the Company and filed with the Delaware Secretary of State on December 21, 2010.

The Company’s Financial Statements No Longer Reflected the Embedded Derivative

After the filing of the COD Amendment on December 21, 2010, the bifurcated derivative liability on the Company’s consolidated balance sheet related to the conversion feature was reclassified to paid-in capital on the Company’s consolidated statements of stockholders’ equity and comprehensive income (loss). In addition, the Company no longer experienced the potential volatility on the consolidated balance sheets and consolidated statements of operations from unrealized gains or losses resulting from future fair value fluctuations of the extinguished derivative liability. Our board believes this resulted in the consolidated financial statements being more consistent with the underlying operations of the Company.

No Adjustments to the Conversion Price Were Ever Effected Pursuant to the Anti-Dilution Provisions

Since the issuance of the Preferred Stock on September 14, 2010, the Company has not issued any of its Common Stock at a price lower than the conversion price.  Accordingly, no adjustments have been made under the Full Ratchet Anti-Dilution Provision and no adjustments have been made under the Weighted Average Anti-Dilution Provision.

The COD Amendment May Constitute a Defective Corporate Act

As previously disclosed, since the closing of the Company’s sale of substantially all of its assets to ARP Mountaineer Production, LLC on May 12, 2014, we have been evaluating either engaging in possible alternative strategic transactions with a third party or a dissolution and distribution of our remaining assets in accordance with applicable law. In connection with our strategic process, a potential counterparty advised us of its concern that the COD Amendment may not have been duly authorized by our stockholders.

If the COD Amendment did not receive the required approval, it would constitute a “defective corporate act” (as defined in Section 204 of the DGCL).  After further consultation and investigation with outside counsel, our board determined that the COD Amendment may be void or voidable by reason of the following potential “failures of authorization” (as defined in Section 204 of the DGCL):

(i)  our board did not resolve to call a special meeting of the stockholders entitled to vote in respect of the Certificate of Amendment for the consideration of the Certificate of Amendment or direct that the COD Amendment be considered at the next annual meeting of stockholders as required by Section 242(b)(1) of the DGCL;

(ii)  the COD Amendment was not approved at a stockholders meeting by holders of (i) a majority (as provided in Section 242 of the DGCL) of the outstanding shares of Preferred Stock and (ii) a majority of the outstanding shares of Common Stock including the outstanding shares of Preferred Stock on an as-converted basis voting together with the holders of Common Stock as a single class; and

(iii)  the Consenting Stockholder as the holder of a majority of the outstanding shares of Preferred Stock purported to act by written consent to approve the COD Amendment notwithstanding the provision in the Company’s Certificate of Incorporation that requires stockholders to act at a meeting and not by written consent.

Accordingly, because any of the foregoing may be deemed a failure of authorization, it could be argued that the Company would not have been authorized to execute, acknowledge and file the COD Amendment with the Delaware Secretary of State.  If it is concluded that the Company was not so authorized, the COD Amendment would be void or voidable under the DGCL.

The Board Approved the Ratification of the COD Amendment

Section 204 of the DGCL, which is a relatively new statutory provision that became effective on April 1, 2014, provides that defects in stock issuances and other corporate acts render such stock and acts voidable and not void.  Prior to the adoption of Section 204 of the DGCL, it was unclear whether under Delaware law defects in stock issuances or other corporate acts would render the stock or such other corporate acts void, and thus incapable of being validated or ratified, or merely voidable, and thus susceptible to cure by ratification.  Section 204 allows the board of directors of a company, by following specified procedures, to validate a defective corporate act retroactive to the date the defective corporate act was originally taken.

On August 6, 2014, our board determined that it would be appropriate to ratify the COD Amendment pursuant to DGCL Section 204 in order to avoid any uncertainty related to the effectiveness of the COD Amendment.  Our board concluded that it was likely that potential counterparties in connection with alternative strategic transactions would also be concerned about the uncertainty associated with the method by which the COD Amendment had been approved, and that those possible uncertainties needed to be addressed in order for the Company to be able to engage in possible alternative strategic transactions.

Our board adopted the resolutions (attached hereto as Annex B and referred to herein as the “COD Ratification Resolutions”) identifying the COD Amendment as a possible defective corporate act under Section 204 of the DGCL, identifying December 21, 2010 at 4:04 p.m. (the date and time the COD Amendment was filed with the Delaware Secretary of State) as the time of the possible defective corporate act, setting forth the nature of the potential failures of authorization (as discussed above), and approving the ratification of the COD Amendment.

Our board further declared the ratification advisable and in the best interest of the Company, and recommended that the stockholders of the Company adopt the COD Ratification Resolutions, and directed that a special meeting of the stockholders of the Company be held for such purpose.

Our board further directed that notice of the meeting be provided (i) to all stockholders of the Company as of the record date for the special meeting, and (ii) to all stockholders of the Company of record as of the time of the possible defective corporate act (i.e., December 21, 2010 at 4:04 p.m.) other than those whose identities or addresses could not be determined from our corporate records.  Our board directed that the notice of meeting (i) contain a copy of the COD Ratification Resolutions, and (ii) contain a statement that any claim that the possible defective corporate act ratified pursuant to the COD Ratification Resolutions is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in the COD Ratification Resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time.

Reasons for the Ratification of the COD Amendment

Our board approved the ratification of the COD Amendment, declared the ratification of the COD Amendment to be advisable and in the best interest of the Company and its stockholders, and recommended that the stockholders vote to adopt the COD Ratification Resolutions and approve the ratification of the COD Amendment.

Our board desires to be able to pursue and evaluate possible strategic transactions as an alternative to engaging in a dissolution and distribution of our remaining assets in accordance with applicable law.  Our board determined that it would be appropriate to ratify the COD Amendment pursuant to DGCL Section 204 in order to avoid any uncertainty related to the effectiveness of the COD Amendment.

Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to adopt the COD Ratification Resolutions, we will file a certificate of validation with respect to the COD Amendment with the Delaware Secretary of State.  The effective time of the filing of the certificate of validation will be the validation effective time with respect to such ratification within the meaning of Section 204 of the DGCL.

Effect of Ratification; Retroactive Validation of COD Amendment

At the validation effective time, the COD Amendment will no longer be deemed void or voidable as a result of the failures of authorization described above, and the effect of the ratification will be retroactive to December 21, 2010, which was the time of the original filing of the COD Amendment.

Because we have not issued securities at prices that would have required an adjustment under the anti-dilution provisions of the Certificate of Designations, the ratification or failure to ratify the COD Amendment would have no effect on the number of shares, or validity of shares, of Common Stock issued or issuable upon conversion of shares of the Preferred Stock, and would have no effect on the voting power exercised by the Preferred Stock.

Time Limitations on Legal Challenges to the Ratification of the COD Amendment

Under the DGCL, any claim that the possible defective corporate act ratified pursuant to the COD Ratification Resolutions is void or voidable due to the identified failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in the COD Ratification Resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time.

The Consequences if the Ratification of the COD Amendment is Not Approved by the Stockholders

If the COD Ratification Resolutions are not approved, we will not be able to file a certificate of validation in order to ratify the COD Amendment pursuant to DGCL Section 204.  The failure to ratify the COD Amendment under Section 204 may impact our ability to pursue alternative strategic transactions with third parties.  Additionally, it could leave us exposed to claims that the COD Amendment had not been validly approved by our stockholders.  To the extent that the change of the anti-dilution provision from a Full Ratchet Anti-Dilution Provision to a Weighted Average Anti-Dilution Provision was void or voidable, we may have been required to continue to account for the embedded derivative related to the Preferred Stock, such that the reclassification of the bifurcated derivative liability on our consolidated balance sheet related to the conversion feature to paid-in capital on our consolidated statements of stockholders’ equity and comprehensive income (loss) was not appropriate.  As noted above, an embedded derivative that must be separated from the Preferred Stock on the consolidated balance sheet and recorded at fair value as a derivative liability, and subsequent changes in the fair value of this derivative liability would then be recorded as unrealized gains and losses as a component of other income and expense in the our consolidated statements of operations. Any such restatement to account for this derivative liability would be difficult and of limited value, given that, in management’s view, the consolidated financial statements would be less consistent with our underlying operations, and given that we have sold substantially all of our assets and the anti-dilution provisions are unlikely to ever be triggered.  In addition, the holders of our Common Stock would not receive the benefit of the modified anti-dilution provisions in the event we were to issue additional Common Stock at a price lower than the conversion price.

RECOMMENDATION

OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE COD RATIFICATION RESOLUTIONS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of August 6, 2014, with respect to beneficial ownership of our Common Stock by: (i) each person who, to our knowledge, beneficially owned more than 5% of the shares of our Common Stock outstanding as of such date, (ii) each of our directors, (iii) our Chief Executive Officer, Chief Financial Officer and the three most highly compensated executive officers other than the Chief Executive Officer and the Chief Financial Officer and (iv) all directors and executive officers as a group.

For purposes of the following table, beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise noted in the footnotes below, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of its Common Stock and Preferred Stock shown as beneficially owned by them, subject to applicable community property laws. The percentage of shares of Common Stock outstanding is based on 40,515,020 shares of Common Stock outstanding as of August 6, 2014. The percentage of shares of Preferred Stock outstanding is based on 6,381,359 shares of Preferred Stock outstanding as of August 6, 2014.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned (1)(2)	% Of Total Common Shares Outstanding (2)	Number of Series A Preferred Shares Beneficially Owned	% Of Total Series A Preferred Shares Outstanding	Number of Total Voting Shares (3)	% Of Total Voting Shares (3)

Sherwood Energy, LLC (4)	—	—%	3,736,693	58.6%	28,743,792	32.1%
1221 Lamar Street, 10th Floor, Suite 1001
Houston, Texas 77010

Yorktown Energy Partners IV, L.P.	12,437,072	30.7%	—	—	12,437,072	13.9%
410 Park Avenue
New York, New York 10022

W. Howard Keenan, Jr. (5)	12,536,872	30.9%	14,975	0.2%	12,652,064	14.1%
410 Park Avenue
New York, New York 10022

T. Rowe Price Associates, Inc. (6)	180,000	0.4%	616,541	9.7%	4,922,623	5.5%
100 East Pratt Street
Baltimore, Maryland 21202

Brett S. Camp (7)	932,428	2.3%	19,938	0.3%	1,085,797	1.2%
5336 Stadium Trace Parkway, Suite 206
Birmingham, Alabama 35244

William C. Rankin (8)	668,666	1.7%	—	—	668,666	0.7%
909 Fannin Street, Suite 1850
Houston, Texas 77010

Stanley L. Graves (9)	187,519	0.5%	9,245	0.1%	258,633	0.3%
909 Fannin Street, Suite 1850
Houston, Texas 77010

James C. Crain (10)	186,519	0.5%	7,483	0.1%	244,080	0.3%
909 Fannin Street, Suite 1850
Houston, Texas 77010

Gary S. Weber	106,125	0.3%	15,947	0.2%	228,794	0.3%
1221 Lamar Street, 10 th Floor, Suite 1001
Houston, Texas 77010

Tony Oviedo	89,984	0.2%	—	—	89,984	0.1%
909 Fannin Street, Suite 1850
Houston, Texas 77010

Michael Y. McGovern	106,125	0.3%	—	—	106,125	0.1%
1221 Lamar Street, 10th Floor, Suite 1001
Houston, Texas 77010

All executive officers and directors as a group (eight persons)	14,814,238	36.6%	67,588	1.1%	15,334,143	17.1%

(1)                  Unless otherwise indicated, all outstanding shares of Common Stock are held directly with sole voting and investment power.

(2)                  Excludes shares of Common Stock issuable on conversion of shares of Preferred Stock.

(3)                  Our outstanding Preferred Stock votes on an as-converted basis with the Common Stock.  As of August 6, 2014, we had outstanding 40,515,020 shares of Common Stock and 6,381,359 shares of Preferred Stock, which were entitled to 49,087,377 votes, for a total of 89,602,397 voting shares.  The “total voting shares owned” represents the number of votes that the person indicated in the table is entitled to vote by reason of such person’s ownership of Common Stock and Preferred Stock as of August 6, 2014.  The “percent of total voting shares” represents the number of votes the person is entitled to vote divided by the total number of votes that may be cast as of August 6, 2014.

(4)                  Based on a Schedule 13D filed on September 14, 2010, the reported shares are owned directly by Sherwood.  The Schedule 13D states that, because of their relationships to Sherwood, the following persons may be deemed to indirectly beneficially own the reported shares: Cadent Energy Partners II, L.P., a Delaware limited partnership, Cadent Energy Partners II-GP, L.P., a Delaware limited partnership, CEP II-GP, LLC, a Delaware limited liability company, Cadent Energy Partners, LLC, a Delaware limited liability company, Paul McDermott and Bruce Rothstein. Indirect beneficial ownership may be attributed to the persons other than Sherwood solely because of their control relationship with respect to Sherwood.  Mr. McGovern is an executive officer of Sherwood, and disclaims beneficial ownership of the reported shares.

(5)                  Includes 12,437,072 shares of Common Stock beneficially owned by Yorktown. Mr. Keenan is a member and a manager of the general partner of Yorktown. Mr. Keenan disclaims beneficial ownership of all shares held by Yorktown, except to the extent of his pecuniary interest therein.

(6)                  Represents shares of Common Stock and shares of Preferred Stock owned at December 31, 2013 based on information contained in a Schedule 13G/A filed on January 10, 2014 with the SEC. These shares are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as an investment advisor with power to direct investments and/or sole power to vote the shares. For the purposes of the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), Price Associates is deemed to be a beneficial owner of such shares; however Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares.

(7)                  Includes 443,684 shares of Common Stock that are held by Mr. Camp’s wife.

(8)                  Includes 1,216 shares of Common Stock that are held by a limited liability company wholly owned by Mr. Rankin and for which he holds voting control and dispositive power, and 212,325 shares of Common Stock that are held in a limited partnership under the control of Mr. Rankin, and for which he holds voting control and dispositive power.

(9)                  Includes 5,000 shares of Common Stock and 686 shares of Preferred Stock that are held in an SEP account in the name of Mr. Graves, 6,000 shares of Common Stock and 827 shares of Preferred Stock that are held jointly with Mr. Graves’ wife.

(10)           Includes 1,500 shares of Common Stock that are held in a family trust of which Mr. Crain is the trustee and has dispositive power and voting control.

STOCKHOLDER PROPOSALS

It is contemplated that the 2014 annual meeting of stockholders of the Company will take place in in the fall of 2014. To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2014 annual meeting of stockholders, proposals of stockholders must be received a reasonable time in advance of the meeting and otherwise satisfy the conditions established by the SEC for stockholder proposals to be included in our proxy statement for that meeting. In order to curtail any controversy as to the date on which a proposal is received by us, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested, to GeoMet, Inc., Attn: Tony Oviedo, Chief Financial Officer, 909 Fannin Street, Suite 1850, Houston, Texas 77010, telephone number (713) 287-2262.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which our board intends to present or knows that others will present at the Special Meeting is as set forth above. If any other matter or matters are properly brought before the Special Meeting, or an adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

HOUSEHOLDING OF PROXY STATEMENT

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of our proxy materials to households at which two or more stockholders reside (“Householding”). Stockholders sharing an address who have been previously notified by their broker, bank, or other intermediary and have consented to Householding, either affirmatively or implicitly by not objecting to Householding, received only one copy of our proxy materials. A stockholder who wishes to participate in Householding in the future must contact his or her broker, bank, or other intermediary directly to make such request. Alternatively, a stockholder who wishes to revoke his or her consent to Householding and receive separate proxy materials for each stockholder sharing the same address must contact his or her broker, bank, or other intermediary to revoke such consent. Stockholders may also obtain a separate Proxy Statement or may receive a printed or an e-mail copy of this Proxy Statement without charge by sending a written request to GeoMet, Inc., Attn: Tony Oviedo, Chief Financial Officer, 909 Fannin Street, Suite 1850, Houston, Texas 77010, telephone number (713) 287-2262. We will promptly deliver a copy of this Proxy Statement upon request. Householding does not apply to stockholders with shares registered directly in their name.

WHERE YOU CAN FIND MORE INFORMATION

GeoMet files annual, quarterly and current reports, proxy statements, and other information with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from, the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.

Please call the SEC at (800) SEC-0330 for further information about the public reference room. GeoMet’s filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of proxy statements and or other information concerning us, without charge, by written request directed to GeoMet, Inc., Attn: Tony Oviedo, Chief Financial Officer, 909 Fannin Street, Suite 1850, Houston, Texas 77010, telephone number (713) 287-2262.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED                            , 2014. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ANNEX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
GEOMET, INC.

Pursuant to Section 242 of the

General Corporation Law of

the State of Delaware

GeoMet, Inc. (the “Corporation”), a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.       The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the text of ARTICLE IX thereof in its entirety and inserting the following in lieu thereof:

“Reserved.”

2.       This amendment to the Amendment and Restated Certificate of Incorporation was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, GeoMet, Inc. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be executed on this        day of         , 2014.

GEOMET, INC.

By:
Name:
Title:

ANNEX B

COD RATIFICATION RESOLUTIONS

WHEREAS, on November 9, 2010, the Board of Directors (the “Board”) of the Company adopted resolutions approving a Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Designations of Series A Convertible Redeemable Preferred Stock of the Company (the “Certificate of Designations”), attached hereto as Exhibit A, and resolved to submit the Certificate of Amendment to the consent of the Series A Preferred Stock voting as a separate class;

WHEREAS, on November 10, 2010, the holder of a majority of the Series A Preferred Stock executed a written consent approving the Certificate of Amendment;

WHEREAS, on December 21, 2010 at 4:04 p.m. Eastern time, the Company filed the Certificate of Amendment with the Delaware Secretary of State and the Certificate of Amendment became effective at that date and time;

WHEREAS, since the closing of the sale of substantially all of the Company’s remaining assets to ARP Mountaineer Production, LLC in May 2014, the Company has been evaluating either engaging in a possible strategic transaction with a third party or a dissolution and distribution of the Company’s remaining assets in accordance with applicable law;

WHEREAS, in connection with such strategic process a potential counterparty advised the Company of its concern that the Certificate of Amendment may not have been duly authorized by the Company’s stockholders;

WHEREAS, if the Certificate of Amendment did not receive the required approval, it would constitute a “defective corporate act” (as defined in Section 204 of the General Corporation Law of the State of Delaware (the “DGCL”)) and, after further investigation and consultation with outside counsel the Board has determined that the Certificate of Amendment may be void or voidable by reason of the following potential “failures of authorization” (as defined in Section 204 of the DGCL):

(1) the Board failed to resolve to call a special meeting of the stockholders entitled to vote in respect of the Certificate of Amendment for the consideration of the Certificate of Amendment or direct that the Certificate of Amendment be considered at the next annual meeting of stockholders as required by Section 242(b)(1) of the DGCL;

(2) the Certificate of Amendment was not approved at a stockholders meeting by (i) the affirmative vote of the holders of a majority of the voting power represented by the outstanding common stock and Series A preferred stock voting together as single class on an as converted basis in accordance with Section 242(b)(1) of the DGCL or (ii) the affirmative vote of the holders of a majority of the Series A Preferred Stock in accordance with Section 242(b)(2) of the DGCL or Section 4 of the Certificate of Designations; and

(3) the holder of a majority of outstanding shares of Series A Preferred Stock purported to act by written consent to approve the Certificate of Amendment notwithstanding the provision in the Company’s Certificate of Incorporation that requires stockholders to act at a meeting and not by written consent;

WHEREAS, because any of the foregoing could be deemed a failure of authorization, the Board was concerned that it could be argued the Company was not authorized to execute, acknowledge, and file the Certificate of Amendment with the Delaware Secretary of State, and that the Certificate of Amendment was void or voidable; and

WHEREAS, the Board has determined to ratify the Certificate of Amendment pursuant to Section 204 of the DGCL in order to avoid any uncertainty related to the Certificate of Amendment.

IT IS HEREBY RESOLVED, that the Board hereby determines to ratify, for all purposes of the DGCL and Section 204 thereof, the Certificate of Amendment, the approval, adoption, execution, acknowledgment, and filing of the Certificate of Amendment, and the changes to the Certificate of Designation effected thereby;

FURTHER RESOLVED, the possible defective corporate act to be ratified hereby is the Certificate of Amendment (including the approval, adoption, execution, acknowledgement, and filing of the Certificate of Amendment, and the changes to the Certificate of Designations effected thereby);

FURTHER RESOLVED, the time of the possible defective corporate act for purposes of Section 204 of the DGCL was December 21, 2010 at 4:04 p.m. Eastern time;

FURTHER RESOLVED, that the possible defective corporate acts did not involve the issuance of shares of putative stock;

FURTHER RESOLVED, that the nature of the potential failures of authorization with respect to the possible defective corporate act to be ratified are:

(1) the Board failed to resolve to call a special meeting of the stockholders entitled to vote in respect of the Certificate of Amendment for the consideration of the Certificate of Amendment or direct that the Certificate of Amendment be considered at the next annual meeting of stockholders as required by Section 242(b)(1) of the DGCL;

(2) the Certificate of Amendment was not approved at a stockholders meeting by (i) the affirmative vote of the holders of a majority of outstanding common stock and Series A preferred stock voting together as single class on an as converted basis in accordance with Section 242(b)(1) of the DGCL or (ii) the affirmative vote of the holders of a majority of the Series A Preferred Stock voting as a separate class in accordance with Section 242(b)(2) of the DGCL or Section 4 of the Certificate of Designations; and

(3) the holder of a majority of outstanding shares of Series A Preferred Stock purported to act by written consent to approve the Certificate of Amendment notwithstanding the provision in the Company’s Certificate of Incorporation that requires stockholders to act at a meeting and not by written consent;

FURTHER RESOLVED, that the Board hereby approves and declares advisable the ratification of the Certificate of Amendment (including the approval, adoption, execution, acknowledgment, and filing of the Certificate of Amendment, and the changes to the Certificate of Designation effected thereby);

FURTHER RESOLVED, that the Board hereby recommends that the stockholders of the Company entitled to vote on the adoption of these resolutions vote to approve these resolutions and to accordingly approve and adopt the ratification of the Certificate of Amendment (including the approval, adoption, execution, acknowledgment, and filing of the Certificate of Amendment, and the changes to the Certificate of Designation effected thereby);

FURTHER RESOLVED, that the Board hereby directs the officers of the Company to give notice of a meeting to the holders of record of stock of the Company (whether voting or non-voting) as of the Record Date, in accordance with Section 204 of the DGCL, and give such notice to the holders of record of stock of the Company (whether voting or non-voting) as of the December 21, 2010 at 4:04 p.m., other than those holders whose identities or addresses cannot be determined from the Company’s records, in accordance with Section 204 of the DGCL;

FURTHER RESOLVED, that the Board hereby directs the officers to include in the notice provided to stockholders of the Company a copy of these resolutions and a statement that any claim that the possible defective corporate act ratified pursuant to these resolutions is void or voidable due to the identified potential failures of authorizations, or that the Delaware Court of Chancery should declare in its discretion that the ratification set forth in these resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions must be brought within 120 days from the validation effective time;

FURTHER RESOLVED, that, upon the receipt of the required vote of the stockholders of the Company, the officers of the Company are hereby authorized and directed to prepare, execute, acknowledge, and file with the Delaware Secretary of State a certificate of validation in accordance with Sections 204(e) and 103 of the DGCL; and

FURTHER RESOLVED, that, at any time before the filing of the certificate of validation, notwithstanding adoption of the resolution by the stockholders of the Company, the Board may abandon the ratification of the Certificate of Amendment without further action of the stockholders of the Company.

Exhibit A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF DESIGNATIONS

OF

SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK

OF

GEOMET, INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

The undersigned, J. Darby Seré, hereby certifies that:

I.	He is the duly elected and acting Chairman of the Board, President and Chief Executive Officer of GeoMet, Inc., a Delaware corporation (the “Corporation”).

II.

That the Certificate of Designation of Series A Convertible Redeemable Preferred Stock of the Corporation was filed with the Secretary of State of the State of Delaware on September 10, 2010 (the “Certificate of Designation”).

III.

That this Certificate of Amendment to the Certificate of Designation amends certain provisions of Section 5(e)(ii) and Section 4(c) as set forth below, which amendments were duly adopted by the Board of Directors of the Corporation in accordance with the General Corporation Law of the State of Delaware.

IV.	That Section 5(e)(ii) of the Certificate of Designation is hereby deleted in its entirety and replaced with the following language:

“(ii) Adjustment of Conversion Price Upon Issuances of Additional Shares of Common Stock. Except as set forth in Subsections 5(e)(iv), (v), (vi) and (vii), if the Company issues or is deemed to issue Additional Shares of Common Stock to any person (including without limitation in connection with a material corporate transaction) without consideration or for a consideration per share less than the then-existing Conversion Price per share of Common Stock on the Measurement Date, then the Conversion Price will be reduced, effective at the close of business on the Measurement Date, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction:

(A) the numerator of which will be the sum of (x) the number of shares of Common Stock outstanding, on a fully diluted basis, immediately prior to the Measurement Date plus (y) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect immediately prior to the Measurement Date, and

(B) the denominator of which will be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Measurement Date plus (y) the number of such Additional Shares of Common Stock issuable or so issued.”

V.	That Section 4(c) of the Certificate of Designation is hereby deleted in its entirety and replaced with the following language:

“(c) So long as at least 750,000 shares of Series A Preferred Stock are outstanding, as adjusted for stock dividends, splits, combinations and similar events, and except as otherwise provided by law, the Company may not take any of the following actions without the prior vote or written consent of holders representing at least fifty percent (50%) of the then outstanding shares of Series A Preferred Stock, voting together as a separate class:

(i) any increase (including by way of merger, consolidation or otherwise) in the total number of authorized or issued shares of Series A Preferred Stock, except as required for the payment of Dividends;

(ii) any authorization, creation or issuance (including by way of merger, consolidation or otherwise) of any Senior Securities or Parity Securities (including but not limited to any convertible debt of the Company of any kind);

(iii) any issuance of any Additional Shares of Common Stock or other Junior Securities that are convertible into Additional Shares of Common Stock to any person (including without limitation in connection with a material corporate transaction) without consideration or for a consideration per share (with regard to other Junior Securities, on an as-converted basis) less than the then-existing Conversion Price per share of Common Stock on the Measurement Date;

(iv) any redemption, acquisition or other purchase of any Parity Securities or any Junior Security, except for such redemptions, acquisitions or other purchases of (A) Common Stock up to $5 million in the aggregate, and (B) shares of Preferred Stock in accordance with the terms thereof;

(v) a Change in Control;

(vi) a Liquidation Event; or

(vii) any contract or other arrangement to do any of the foregoing.”

VI.

That the holders representing approximately 59% of the issued and outstanding shares of Series A Convertible Redeemable Preferred Stock of the Corporation approved said proposed amendment in accordance with Section 4(b) of the Certificate of Designation and Section 242 of the General Corporation Law of the State of Delaware. Accordingly, this amendment has been duly adopted in accordance with the applicable provisions of Section 4(b) of the Certificate of Designation and Section 242 of the General Corporation Law of the State of Delaware.

VII.

This Certificate of Amendment to the Certificate of Designation shall become effective upon the filing of such certificate with the Secretary of State of the State of Delaware, which filing shall not occur less than twenty calendar days following the filing by the Corporation of a Definitive Information Statement on Schedule 14C describing the foregoing amendment with the U.S. Securities and Exchange Commission.

(remainder of page intentionally left blank)

IN WITNESS WHEREOF, this Certificate of Amendment to the Certificate of Designation has been signed on behalf of the Corporation by its Chairman of the Board, President and Chief Executive Officer as of December 21, 2010.

GEOMET, INC,
By:	/s/ J. Darby Seré
J. Darby Seré
Chairman of the Board, President
and Chief Executive Officer

ANNEX B GEOMET, INC. 909 FANNIN ST., SUITE 1850 HOUSTON, TX 77010 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M72161-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends Stockholders vote FOR Item 1 (the Charter Amendment) and FOR Item 2 (the COD Ratification Resolutions) 1. To approve an amendment to GeoMet, Inc.’s Amended and Restated Certificate of Incorporation to remove the prohibition restricting stockholders from acting by written consent. 2. To approve the adoption of the resolutions adopted by GeoMet, Inc.’s board to ratify the Certificate of Amendment to the Certificate of Designations of Series A Convertible Redeemable Preferred Stock of the Company that was filed with the Secretary of State of the State of Delaware on December 21, 2010. GEOMET, INC. For Against Abstain Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ANNEX B Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice, Form 10-K and Proxy Statement is available at www.proxyvote.com. GEOMET, INC. Special Meeting of Stockholders , 2014 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints William C. Rankin and Tony Oviedo, and each of them, with full power of substitution to act alone, as proxies, to vote all the shares of Common Stock and Series A Convertible Redeemable Preferred Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of GeoMet, Inc., to be held on , 2014 at 10:00 a.m., Central time, at , and any adjournments or postponements thereof. The undersigned revokes any proxy heretofore given with respect to such meeting. This Proxy when properly executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR Item 1 (the Charter Amendment) and FOR Item 2 (the COD Ratification Resolutions) with no exceptions, and the proxies are authorized, in accordance with their judgment, to vote upon such other matters as may properly come before the Special Meeting and any postponements or adjournments thereof. Continued and to be signed on reverse side